UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

General Mills, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
0.125% Notes due 2025	GIS 25A	New York Stock Exchange
0.450% Notes due 2026	GIS 26	New York Stock Exchange
1.500% Notes due 2027	GIS 27	New York Stock Exchange
3.907% Notes due 2029	GIS 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by General Mills, Inc. (the “Company”) with the Securities and Exchange Commission on September 29, 2023 (the “Original 8-K”) for the purpose of disclosing the Company’s decision on the frequency of future advisory votes on executive compensation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As reported in the Original 8-K, the Company held its 2023 Annual Meeting (the “Annual Meeting”) on September 26, 2023. Based on the board of directors’ recommendation in the Company’s definitive proxy statement for the Annual Meeting and the final voting results from the Annual Meeting disclosed in the Original 8-K, the Company has determined to hold an advisory vote on executive compensation annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2024

GENERAL MILLS, INC.

By:	/s/ Karen Wilson Thissen
Name: Karen Wilson Thissen
Title: General Counsel and Secretary